UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2012

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-23731	87-0515089
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah	84060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (435) 655-6106

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 11, 2012, Nutraceutical International Corporation announced that its Board of Directors declared a special cash dividend on Nutraceutical’s common stock of $1.00 per share payable December 28, 2012, to shareholders of record on December 21, 2012.  The press release reporting the results is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

99.1                        Press release issued by Nutraceutical dated December 11, 2012.

This Form 8-K and the attached Exhibit are furnished to comply with Item 9.01 of Form 8-K.  Neither this Form 8-K nor the attached Exhibit are to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Form 8-K nor the attached Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Registrant)

Date: December 12, 2012	By:	/s/ Cory J. McQueen
Cory J. McQueen Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Nutraceutical dated December 11, 2012.